OMNIBUS AMENDMENT AGREEMENT

         This Omnibus Amendment Agreement (this "Agreement") is made as of August 31, 2000 by and among Onkyo Acquisition Corporation, an Indiana corporation ("Onkyo"), Onkyo America, Inc., an Indiana corporation ("Onkyo America"; and upon the consummation of the Merger (as defined below), the "Company"), and GMAC Business Credit, LLC, a Delaware limited liability company ("Agent").

                              W I T N E S S E T H:

         WHEREAS, Onkyo, certain lenders party to the Credit Agreement (defined below), and the Agent entered into that certain Credit Agreement dated as of August 31, 2000 ("Credit Agreement"; capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Credit Agreement);

         WHEREAS, pursuant to the Credit Agreement, Onkyo also executed and delivered, among other documents, the Loan Documents;

         WHEREAS, Onkyo intends to merge with and into Onkyo America with Onkyo America to be the surviving entity (the "Merger"); and

         WHEREAS, Section 10.11 and certain other provisions of the Credit Agreement require, and Onkyo and Onkyo America hereby request, the consent and waiver of the Agent to the Merger, which consents and waivers the Agent is unwilling to provide without the inducement and benefit of this Agreement and the other documents, instruments and agreements contemplated hereby.

         NOW, THEREFORE, in consideration of the above premises, the agreements contained herein and other good and valuable consideration, the adequacy, sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment of the Loan Documents. It is hereby acknowledged and agreed that, effective upon the consummation of the Merger in accordance with the laws of the State of Indiana:

2. Each reference in the Loan Documents to "Onkyo Acquisition Corporation, an Indiana corporation" shall be replaced in all of the Loan Documents with the name "Onkyo America, Inc., an Indiana corporation," as the context may require. It is understood that the foregoing amendment is for purposes of clarification.

3. Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and the provisions of each Loan Document shall be binding on the parties hereto.

4. Representations, Covenants and Warranties. As of the date hereof, Onkyo and Onkyo America represent and warrant that the representations and warranties of the Company and each Subsidiary set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date).

5. Defaults. Onkyo and Onkyo America hereby represent that no Event of Default or Unmatured Event of Default has occurred and is continuing.

6. The Merger. Onkyo and Onkyo America each represent, warrant and covenant as follows:
        (a) The Company is delivering herewith a certified copy of the Agreement and Plan of Merger between Onkyo and Onkyo America (the "Merger Agreement").

        (b) Each of Onkyo and Onkyo America has duly taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Merger Agreement and the consummation of transactions contemplated thereby.

        (c) The Merger will comply with all applicable legal requirements, and all necessary governmental, regulatory, creditor, shareholder, partner and other material consents, approvals and exemptions required to be obtained by Onkyo or Onkyo America in connection with the Merger will be, prior to consummation of the Merger, duly obtained and will be in full force and effect.

        (d) The execution and delivery of the Merger Agreement does not, and the consummation of the Merger will not, violate any statute or regulation of the United States of America (including any securities law) or of any state or other applicable jurisdiction, or any order, judgment or decree of any court or governmental body binding on Onkyo or Onkyo America, or result in a breach of, or constitute a default under, any material agreement, indenture, instrument or other document, or any judgment, order or decree, to which Onkyo or Onkyo America is a party or by which Onkyo or Onkyo America is bound.

        (e) No statement or representation made in the Merger Agreement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading.

        (f) The Company shall deliver to the Agent within seven (7) Business Days of the filing thereof the Certificate or Articles of Merger, as applicable, certified by the Secretary of State of Indiana.

7. Agent's Consent to the the Merger. Subject to receipt of a satisfactory security agreement from Onkyo America and such other documents as Agent shall require in its sole discretion, Agent hereby expressly consents to the Merger and waives the provisions of Section 10.11 of the Credit Agreement solely to the extent required to consummate the Merger.

8. Assignment and Assumption. In furtherance of the corporate laws of the State of Indiana, as of the effective date of the Merger, the Company hereby: (a) reaffirms its obligations and rights, and agrees to be bound by the terms of, the Credit Agreement and each other Loan Document, as fully as if an original party thereto; and (b) represents and warrants that, after giving effect to the Merger and Sections 1 and 5 hereof, (i) the representations and warranties of the Company and each Subsidiary set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects with respect to the Company with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date) and (ii) no Event of Default or Unmatured Event of Default has occurred and is continuing.

9. Closing Documents. In connection with this Agreement, Onkyo and Onkyo America agree to execute and deliver, or cause to be delivered, as the case may be, the items set forth in Section C of the Schedule of Responsibilities and Closing Document List attached hereto as Exhibit A.

10. Fees and Expenses. The Company agrees to pay on demand all reasonable legal fees and out-of-pocket costs and expenses of or incurred by Agent or its counsel in connection with the negotiation, preparation, execution and delivery of this Agreement and the documents, instruments and agreements contemplated hereby.

11.Effectuation.

(a) Section 1 hereof shall be effective as of the date first written above upon the later to occur of (i) the execution and delivery of this Agreement by each party hereto and (ii) the consummation of the Merger, in each case without any further action required by the parties hereto.

(b) Section 5 hereof shall be effective as of the date first written above upon the satisfaction of the conditions set forth in Section 7.

12. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

13. Counterparts. This Agreement may be executed in one or more counterparts, each of which, when so executed and delivered, shall be an original, and all of which together shall constitute one and the same instrument.

14. Governing Law. This Agreement shall be governed by the laws of the State of Illinois, without giving effect to its conflict of laws principles.

15. Miscellaneous. Subject to the terms of the Credit Agreement and the other Loan Documents, Onkyo and Onkyo America shall now and hereafter execute and deliver such instruments, documents and take such other actions as the Agent may reasonably require in order to protect its interests under the Loan Documents.

                            [SIGNATURE PAGE FOLLOWS]



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Omnibus Amendment Agreement Signature Page

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

ONKYO ACQUISITION CORPORATION,
an Indiana corporation

By:


ONKYO AMERICA, INC.,

By:



GMAC BUSINESS CREDIT, LLC,

By:
Name: Mary C. Bookman
Title: Vice President